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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  October  4,  2000
                                                         -----------------

              Merlin  Software  Technologies  International,  Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                000-27189                       88-0398103
------                                ---------                       ----------
(State  or  other                     (Commission                  (IRS Employer
jurisdiction of incorporation)         File  Number)         Identification No.)

Suite 201 - 4199 Lougheed Highway, Burnaby, British Columbia, Canada     V5C 3Y6
--------------------------------------------------------------------     -------
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code  (604)  320-7227
                                                         ---------------

Suite 420 - 6450 Roberts Street, Burnaby, British Columbia, Canada V5G 4E1
--------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM  5.     OTHER  EVENTS

On October 4, 2000, the Board of Directors of Merlin Software Technologies International, Inc. (the "Company") appointed Webb Green a director of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.


     Date:  November 2,  2000      /s/ Robert Heller
                                       Robert  Heller,  President